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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 16, 2004
                                                         January 14, 2004
                                                         ----------------

                            ALAMOSA (DELAWARE), INC.

                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

----------------------------------- -------------------- -----------------------
          DELAWARE                        5-58523              75-2843707
----------------------------------- -------------------- -----------------------
(STATE OR OTHER JURISDICTION            (COMMISSION         (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)
----------------------------------- -------------------- -----------------------


            5225 S. Loop 289, Lubbock, Texas                79424
            ------------------------------------------------------
            (Address of Principal Executive Offices)    (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                            ---------------

                         ------------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

         On January 14, 2004, Alamosa Holdings, Inc., the parent company of Alamosa (Delaware), Inc., announced that Alamosa (Delaware) has agreed to sell $250 million in aggregate principal amount of its 8.5% senior notes due 2012. Alamosa (Delaware) intends to complete the transaction on or about January 20, 2004. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

(c)      Exhibits

         99.1      Press Release dated January 14, 2004








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 16, 2004

                                            ALAMOSA (DELAWARE), INC.


                                            By /s/ David Sharbutt
                                              ----------------------------------
                                              Name:  David Sharbutt
                                              Title: Chief Financial Officer





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                                  EXHIBIT INDEX

99.1              Press Release dated January 14, 2004

[ALAMOSA PERSONAL COMMUNICATIONS SERVICE LOGO]                   NEWS RELEASE



CONTACT:      JON D. DRAKE
              DIRECTOR OF INVESTOR RELATIONS
              ALAMOSA HOLDINGS, INC.
              806-722-1455
              jdrake@alamosapcs.com


                     ALAMOSA ANNOUNCES SALE OF SENIOR NOTES
                              IN PRIVATE OFFERING

LUBBOCK, TEXAS, JAN. 14, 2004 -- Alamosa Holdings, Inc. (OTC Bulletin Board:
ALMO) today announced that Alamosa (Delaware), Inc., its wholly owned subsidiary, has agreed to sell $250 million in aggregate principal amount of its 8.5% senior notes due 2012. Alamosa (Delaware) intends to complete the transaction on or about January 20, 2004.

The notes are being sold in the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to non-U.S. persons in accordance with Regulation S under the Securities Act. The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Alamosa intends to use the net proceeds of this sale to permanently repay and terminate its senior secured credit facility and for general corporate purposes. Approximately $200 million in borrowings is currently outstanding under this credit facility. No assurance can be given that the sale will be completed, and the sale is subject to market and other customary conditions.

ABOUT ALAMOSA

Alamosa Holdings, Inc. is the largest (based on number of subscribers) PCS Affiliate of Sprint (NYSE: FON; PCS), which operates the largest all-digital, all-CDMA Third-Generation (3G) wireless network in the United States. Alamosa has the exclusive right to provide digital wireless mobile communications network services under Sprint's PCS division throughout its designated territory located in Texas, New Mexico, Oklahoma, Arizona, Colorado, Utah, Wisconsin, Minnesota, Missouri, Washington, Oregon, Arkansas, Kansas, Illinois and California. Alamosa's territory includes licensed population of 15.8 million residents.

                                    - MORE -

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Alamosa Announces Sale of Senior Notes in Private Offering
Page 2
January 14, 2004
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FORWARD LOOKING STATEMENTS

Statements contained in this news release that are forward-looking statements, such as statements containing terms such as can, may, will, expect, plan, and similar terms, are subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe- harbor" provisions of the private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Alamosa's forward-looking statements, including the following factors: Alamosa's dependence on its affiliation with Sprint; shifts in populations or network focus; changes or advances in technology; changes in Sprint's national service plans or fee structure with us; change in population; difficulties in network construction; increased competition in our markets; adverse changes in financial position, condition or results of operations. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from Alamosa's forward- looking statements, please refer to Alamosa's filings with the Securities and Exchange Commission, especially in the "risk factors" sections of Alamosa's Annual Report on Form 10-K for the year ended December 31, 2002 and in subsequent filings with the Securities and Exchange Commission. Investors and analysts should not place undue reliance on forward-looking statements.

                                      ####